UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2007

UNUM GROUP

(Exact name of registrant as specified in its charter)

State of Delaware	1-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)

423.294.1011

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 24, 2007, Unum Group issued a press release announcing that the Company’s Executive Vice President, Chief Financial Officer and Chief Actuary, Robert C. Greving, has adopted a trading plan pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934.

The information contained in this Current Report on Form 8-K, pursuant to Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information set forth under this Item 8.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Unum Group press release dated August 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNUM GROUP
Dated: August 24, 2007
/s/ Susan N. Roth
Susan N. Roth
Vice President, Transactions, SEC and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
*99.1	Unum Group press release dated August 24, 2007

*	Furnished herewith